SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Ultra-Short Duration Fund

Effective on or about October 3, 2011, the following sections of the Statement of Additional Information regarding the Large Order NAV Purchase Privilege are supplemented as follows:

The “Class A NAV Sales” sub-section of the “PURCHASES AND REDEMPTIONS” section of Part II of the fund’s Statement of Additional Information is amended as follows:

(10)
investors investing $1 million or more ($250,000 or more for DWS Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund, DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS Short-Term Municipal Bond Fund, DWS Short Duration Plus Fund, DWS Strategic High Yield Tax-Free Fund, DWS Select Alternative Allocation Fund, DWS Strategic Government Securities Fund, DWS Unconstrained Income Fund and DWS Ultra-Short Duration Fund), either as a lump sum or through the Combined Purchases, Letter of Intent and Cumulative Discount features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

The “Class A Shares” sub-section of “Part II: APPENDIX II-D - FINANCIAL SERVICES FIRMS’ COMPENSATION” of Part II of the fund’s Statement of Additional Information is amended as follows:

CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:

Compensation Schedule #1: Retail Sales and DWS Investments Flex Plan(1)		Compensation Schedule #2: DWS Investments Retirement Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$250,000 to $2,999,999	0.75%(3)
$250,000 to $49,999,999	0.50%(4)	Over $3 million	0.00%-0.50%
$1 million to $2,999,999	0.85%(5) 1.00%(6)	—	—
$3 million to $49,999,999	0.50%(7)	Over $3 million	0.00%-0.50%
$50 million and over	0.25%(7)	—	—

(1)
For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.

(2)
Compensation Schedule #2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

(3)
Applicable to the following funds: DWS Alternative Asset Allocation Fund, DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

(4)
Applicable to the following funds: DWS California Tax-Free Income Fund, DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government Securities Fund, DWS Strategic High Yield Tax-Free Fund, DWS Unconstrained Income Fund and DWS Ultra-Short Duration Fund.

(5)	Applicable to income funds except those noted in footnote (4) and DWS U.S. Bond Index Fund.

(6)	Applicable to all equity funds except those in footnote (3).

(7)	Applicable to all income and equity funds except DWS U.S. Bond Index Fund.

As indicated under “Purchases” under Part II “Purchase and Redemption of Shares,” Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

The “Class A Purchases” sub-section of “PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE” of Part II of the fund’s Statement of Additional Information is amended as follows:

Income funds:  Global Inflation Plus and U.S. Bond Index

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value **	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.75%
$500,000 but less than $1 million	1.50%	1.52%	1.25%
$1 million and over	0.00***	0.00***	0.00****

Tax-Free Income funds: California Tax-Free Income, New York Tax-Free Income, Massachusetts Tax-Free Income, Strategic High Yield Tax-Free, Managed Municipal Bond and Intermediate Tax/AMT Free. Income funds: Floating Rate Plus, GNMA, Short Duration Plus, Unconstrained Income, Strategic Government Securities and Ultra-Short Duration.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value **	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 and over	0.00***	0.00***	0.00****

*	The offering price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge.
****	Commission is payable by DIDI.

Please Retain This Supplement for Future Reference

September 22, 2011